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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to 14a-11(c) or Rule 14a-12
                    POWER TEST INVESTORS LIMITED PARTNERSHIP
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                    POWER TEST INVESTORS LIMITED PARTNERSHIP
                              125 JERICHO TURNPIKE
                            JERICHO, NEW YORK 11753

                     NOTICE OF MEETING OF LIMITED PARTNERS

                         TO BE HELD ON JANUARY 30, 1998

TO THE LIMITED PARTNERS OF
POWER TEST INVESTORS LIMITED PARTNERSHIP

     A special meeting of limited partners (the "PTI Special Meeting") of Power Test Investors Limited Partnership, a New York limited partnership ("PTI"), will be held on January 30, 1998 at 11:00 a.m. local time, at The Chase Manhattan Bank, 270 Park Avenue, 11th Floor, New York, New York 10017, for the following purposes, which will be more fully described in the Joint Proxy Statement/Prospectus which will follow shortly, as well as to transact such other business as may properly come before the PTI Special Meeting:

     1. To consider and vote on a proposal to approve and adopt the Agreement and Plan of Reorganization and Merger, dated as of December 16, 1997 (the "Merger Agreement"), by and between Getty Realty Corp. ("Getty") and PTI, pursuant to which, among other things, (i) PTI and Getty will become wholly owned subsidiaries of Getty Realty Holding Corp., a newly formed holding company organized under the laws of the State of Maryland ("Holdings"), and PTI will then be dissolved as a matter of law; (ii) each outstanding unit of limited partnership interest of PTI will be converted into the right to receive 0.44 share of Series A Participating Convertible Redeemable Preferred Stock, par value $.01 per share, of Holdings ("Holdings Preferred Stock"), each share of which will be convertible into 1.1312 shares of common stock, par value $.01 per share, of Holdings ("Holdings Common Stock") (or converted into the right to receive cash, in lieu of fractional shares); (iii) each outstanding unit of general partnership interest of PTI will be converted into the right to receive 0.44 share of Holdings Preferred Stock (or converted into the right to receive cash, in lieu of fractional shares); (iv) each outstanding share of common stock of Getty will be converted into the right to receive one share of Holdings Common Stock (or converted into the right to receive cash, in lieu of fractional shares); and (v) the name of Holdings will be changed to "Getty Realty Corp."; and

     2. To consider and vote on a proposal to approve and adopt the Holdings 1998 Stock Option Plan (the "1998 Stock Option Plan").

     Approval of the proposal to adopt the Merger Agreement requires (i) the affirmative vote of 75% of all of the outstanding limited partnership interests of PTI, and (ii) the affirmative vote of a majority of the outstanding limited partnership interests of PTI not held or directly or indirectly controlled by Messrs. Leo Liebowitz, Milton Safenowitz, Milton Cooper and their spouses and affiliated trusts (collectively, the "Principal Holders") present in person or represented by proxy and voting at the PTI Special Meeting. Messrs. Liebowitz, Safenowitz and Cooper are the sole stockholders and directors of the general partner of PTI. Approval and adoption of the 1998 Stock Option Plan requires the approval of a majority of the outstanding limited partnership interests of PTI present in person or represented by proxy and voting at the PTI Special Meeting.

     Holders of PTI LP Units who do not vote in favor of the approval and adoption of the Merger Agreement and who have properly complied with Sections 121-1102 and 121-1105 of the New York Revised Limited Partnership Act will be entitled to dissenters' rights. To preserve their rights, unitholders who wish to exercise their statutory dissenters' rights must submit a written notice of dissent prior to the PTI Special Meeting and comply with the other procedural requirements of the dissenters' rights provisions, which will be set forth in the Joint Proxy Statement/Prospectus. FAILURE TO COMPLY WITH THE PROCEDURES SET FORTH IN THE JOINT PROXY STATEMENT/PROSPECTUS WILL RESULT IN THE LOSS OF DISSENTERS' RIGHTS, IF AVAILABLE.

     The close of business on January 9, 1998 has been fixed by the PTI General Partner as the record date (the "Record Date") for determination of the holders of limited partnership units of PTI entitled to notice of, and to vote at, the PTI Special Meeting or any postponements and/or adjournments thereof.

                                          POWER TEST INVESTORS LIMITED
                                          PARTNERSHIP

                                          By: CLS GENERAL PARTNERSHIP CORP.,
                                              General Partner

                                              MILTON COOPER
                                              Milton Cooper
                                              Secretary

January 9, 1998

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                  WE ARE NOT SOLICITING A PROXY AT THIS TIME.
                   YOU WILL RECEIVE PROXY MATERIALS SHORTLY.
     PLEASE DO NOT SEND IN ANY PROXY OR CERTIFICATES OR LETTERS EVIDENCING
                    LIMITED PARTNERSHIP UNITS AT THIS TIME.